Management Discussion
and
Third Quarter Report 2004

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation

This Management Discussion is intended only for the information of Stockholders who have received the current prospectus for Tri-Continental Corporation. You should consider the investment objectives, risks, charges and expenses of Tri-Continental before purchasing shares. The prospectus, which contains information about these factors and other information, should be read carefully before purchasing shares.

TRI-CONTINENTAL MANAGEMENT DISCUSSION
Interview with Jack Cunningham, Portfolio Manager of Tri-Continental

What economic and market conditions affected Tri-Continental’s portfolio during the third quarter of 2004?

By and large, the equity market had a negative tone during the third quarter of 2004. Several factors contributed to the mood, including slowing economic and corporate profit growth, sharply higher oil prices, and uncertainty related to a tight US presidential race. Old economy, value-oriented stocks tended to outperform new economy growth stocks during this time.

During the quarter, investors witnessed a slowdown in terms of US economic activity. There were several weak data points, including job growth, GDP growth, and consumer confidence. The stock market responded by selling off, particularly in the first half of the quarter. We did see a rebound toward the end of the three-month period, but the S&P 500 still closed out the quarter with slightly negative performance. With less worry about inflation and less fear of the Federal Reserve Board raising interest rates sharply, rates fell. The 10-year Treasury yield, for example, declined throughout most of the quarter. As a result, yield-sensitive stocks actually outperformed during the period. Telecommunications and utility stocks, both of which tend to pay relatively high dividends, were two of the top-performing sectors in the S&P 500.

Concern about corporate profit growth was also an issue for investors during the quarter, and this is clearly tied to this summer’s slowdown in economic growth. Corporate profit growth has decelerated significantly from the beginning of 2004, but overall we believe corporate profit growth is still reasonably healthy. The good news is that many corporations have strong balance sheets and sizable cash reserves. Unfortunately, companies remain cautious on spending. They have also been reluctant to do much new hiring in light of escalating health care costs and continued high productivity levels.

The other big story in the quarter, and also of concern to investors, was the rapid rise in energy prices. Oil prices escalated sharply, particularly during the month of September, reaching over $50 a barrel. A lot of the increase was related to the severe hurricane season in the Gulf of Mexico, which caused some disruption in oil production. Other international events were also worrisome, including concerns about an oil strike in Nigeria and other supply issues. The other factor driving oil prices higher is the continued underestimation of demand. Much of the incremental

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Tri-Continental Corporation

demand growth is coming from China. The rise in the cost of oil caused energy-related stocks to perform quite well during the third quarter. In fact, energy was the best-performing sector in the S&P 500.

Technology stocks, which constitute a sizable portion of the S&P 500 and which had performed well in the early part of 2004, sold off sharply during the third quarter and were the benchmark’s worst-performing sector. Investors worried about technology industry fundamentals and how reduced business confidence related to economic and geopolitical concerns might affect the sector. The health care and consumer staples sectors were also poor performers during this time, as a large pharmaceutical company faced bad product news and some blue chip consumer companies had earnings disappointments.

What can you tell us about Tri-Continental’s portfolio strategy and investment results during the third quarter?

During the three months ended September 30, 2004, Tri-Continental Corporation posted a total return of –1.07% based on market price and –1.67% based on net asset value. During the same time period, the S&P 500 returned –1.87%, and the Lipper Closed-End Growth & Income Funds Average returned 0.99%. Good stock selection helped Tri-Continental slightly outperform the S&P 500. For total return information for the period, please consult Tri-Continental Corporation’s Third Quarter Report.

Tri-Continental’s largest sector weightings at September 30, 2004, were in financials, information technology, and industrials. The portfolio had overweightings in energy, industrials, and information technology, while it was underweighted in utilities and consumer staples. The financial and industrial sectors of the S&P 500 were essentially flat during the third quarter, while the technology sector suffered losses. Tri-Continental’s technology holdings also suffered losses, but they performed better than those of the benchmark. As oil prices rose sharply, the portfolio’s exposure to and overweighting in the energy sector benefited both Tri-Continental’s absolute and relative performance. Good stock selection in the materials and utilities sectors also contributed to Tri-Continental’s performance during the quarter. Our stock selection in the health care sector also helped, as our holdings outperformed those of the benchmark. Declines in some of the portfolio’s consumer staples holdings detracted from performance.

Tri-Continental’s portfolio was overweighted in the energy sector for a number of reasons. First, these stocks seemed attractive from a valuation standpoint. We did not believe the market was fully valuing these stocks given that the price of oil was over $50. Additionally, we thought companies in this sector had strong cash flow, diversified earnings streams, and attractive dividend yields. Thus, Tri-Continental’s portfolio was well positioned for the uptick in commodity prices. However, since we do not think energy prices are sustainable at these high levels, we have recently reduced the portfolio’s energy weighting.

Another overweighting within Tri-Continental’s portfolio has been information technology. Toward the end of the third quarter, we added to Tri-Continental’s technology position, partly to take advantage of attractive valuations, since the sector had been hit so hard in recent months. Although third-quarter earnings in the sector were not impressive, we expect fundamentals to recover over the next six months.

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Tri-Continental Corporation

What is your outlook?

Looking ahead, we anticipate decent economic growth over the next six to twelve months. We should see an acceleration in job growth, but not a dramatic pickup. We believe consumer spending will remain steady, and we expect an increase in business spending. In our view, spending by corporations will be one of the primary drivers of economic growth. Interest rates should move up modestly, but we do not expect a dramatic increase because, despite high commodity prices, inflation levels overall remain relatively benign. Oil prices do remain somewhat of a wildcard, but we do not believe the current high prices are sustainable over the intermediate term.

In terms of Tri-Continental’s portfolio, we do not believe energy stocks have much more upside potential, and we think commodity prices will fall; we have thus reduced Tri-Continental’s weighting in the energy sector. With interest rates trending up, Tri-Continental also has an underweighting in financial stocks, although they remain the portfolio’s largest holding. Consumer stocks are also being underweighted since we do not anticipate much growth in consumer spending. Tri-Continental will seek to increase its weighting in utility stocks, particularly those that have a positive fundamental catalyst.

With this backdrop, we think equities have the potential to perform well in the fourth quarter and beyond, though we do not anticipate outsized returns. While corporate earnings growth has decelerated, the market has been aware of this for six months and the fact remains that earnings growth is still moving up overall. With the US presidential election now behind us, an element of uncertainty has been removed from the market. We could begin to see good news on 2005 earnings, and investors may be swayed by the relative attractiveness of equities, particularly with long-term interest rates at such low levels. Over the next year, we expect to see equity market gains driven by corporate profit growth as opposed to price-to-earnings multiple expansion.

In this environment, we also expect investors to favor dividend-paying stocks such as those in the financial or utilities sector. Some of the yields today are quite attractive, including those available from blue-chip companies, and we expect Tri-Continental to focus a bit more on income-producing stocks while continuing to seek total return. While dividend-paying stocks do tend to underperform in an environment of rising interest rates, we expect only a moderate, not a significant, increase in interest rates. Given corporate America’s new focus on increasing dividends (reflecting reduced taxes on dividends enacted in 2003), we believe dividends are going to become a more important component of the equity market, and may be a bigger contributor to total return than in the past.

What is your background and how will it affect the way you manage Tri-Continental’s portfolio?

My background is as a large-cap value manager. My objective as a manager is to construct a portfolio of stocks that will produce future growth of both capital and income while providing reasonable current income. I believe that a portfolio that has an overall better valuation than that of the broader market and a similar growth rate has the best chance of achieving this objective. In terms of process, I work very closely with a team of analysts to focus on stocks that are attractive on a fundamental and valuation basis while incorporating the macroeconomic backdrop for each industry. We carefully monitor sector and stock weightings. Risk management is an important part of the investment process, as is understanding the risks being taken in terms of position sizes and sector weightings versus the

Not part of the third quarter report

Tri-Continental Corporation

benchmark. Our goal is to make sure that the risk/reward ratio for every single stock in the portfolio is attractive and meets our criteria. As manager of a core product like Tri-Continental, Seligman’s Core Investment Team will have flexibility to pursue opportunities while still seeking to produce future growth of both capital and income while providing reasonable current income.

The management of Tri-Continental’s portfolio will not change significantly. Going forward, we will be more focused on stock and sector weightings, depending on where we see the best opportunities. The portfolio will likely be a bit more concentrated on the team’s best ideas, going from about 100 holdings to between 70 and 80. Tri-Continental’s turnover rate is unlikely to change significantly over the long term, though it may increase over the short term as changes are made.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice. Tri-Continental is actively managed and its holdings are subject to change. For a complete listing of portfolio holdings, please consult Tri-Continental’s Third Quarter Report.

Not part of the third quarter report

Tri-Continental Corporation

THIRD QUARTER REPORT 2004

     November 5, 2004

To the Stockholders:

     Your third quarter Stockholder report for Tri-Continental Corporation follows this letter. This report contains Tri-Continental’s investment results and its portfolio of investments as of September 30, 2004.

     For the three months ended September 30, 2004, Tri-Continental posted a total return of –1.07% based on market price and –1.67% based on net asset value. During the same time period, the S&P 500 returned –1.87%, and the Lipper Closed-End Growth & Income Funds Average returned 0.99%. For the nine months ended September 30, 2004, Tri-Continental returned 2.73% based on net asset value and 2.01% based on market price, compared with 1.51% for the S&P 500.

     We are pleased to announce that Jack Cunningham has joined J. & W. Seligman & Co. as Chief Investment Officer and Head of the Core Investment Team, and has assumed responsibility for Tri-Continental’s portfolio. Mr. Cunningham, who is a holder of the Chartered Financial Analyst (CFA) designation, will lead Tri-Continental’s team of analysts responsible for researching companies in the various sectors of the economy. Using a bottom-up perspective, the Team will seek to identify stocks for Tri-Continental’s portfolio that are attractive from a both a fundamental and valuation standpoint. It is important to note that Tri-Continental’s investment objective remains unchanged - to invest to produce future growth of both capital and income, while providing reasonable current income. We are confident that Tri-Continental’s investment capabilities will continue to grow and prosper under Mr. Cunningham’s leadership.

     Tri-Continental continues to have a tax loss carryforward from net capital losses realized during the severe market downturn of 2000-2002. Under federal tax rules, these losses must first be offset by net realized capital gains before Tri-Continental can resume capital gain distributions to Stockholders. While the portfolio has made progress in this regard, Tri-Continental will not pay a capital gain this December.

     We know that many Stockholders will be disappointed that there will be no capital gain payout. Over time, however, we are confident that we will be able to offset Tri-Continental’s net realized capital loss carryforward with realized gains and resume capital gain distributions, though it is impossible to predict with certainty when this will occur. In the interim, any increase in the value of a Stockholder’s investment will not be taxable to Stockholders who do not sell their investment.

     We thank you for your continued support of Tri-Continental Corporation and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris	Brian T. Zino
Chairman	President

1

Tri-Continental Corporation

Investment Results Per Common Share (unaudited)

TOTAL RETURNS
For Periods Ended September 30, 2004
			Average Annual

	Three	Nine	One	Five	10
	Months*	Months*	Year	Years	Years

Market Price**	(1.07)%	2.01%	12.10%	(4.01)%	7.97%
Net Asset Value**	(1.67)	2.73	14.93	(3.05)	8.11
Lipper Closed-End
Growth & Income
Funds Average***	0.99	3.92	15.62	3.16	9.13
S&P 500***	(1.87)	1.51	13.86	(1.31)	11.08

PRICE PER SHARE
	September 30, 2004	June 30, 2004		March 31, 2004	December 31, 2003

Market Price	$16.61	$16.83		$17.20	$16.40
Net Asset Value	19.95	20.33		20.10	19.55

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For the Nine Months Ended September 30, 2004
		Capital Gain

	Dividends Paid†	Realized††		Unrealized†††	SEC 30-Day Yieldø

	$0.12	$0.90		$1.34	1.13%

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Peformance data quoted represents past performance and does not guarantee future results. Due to market volatility, current performance may be higher or lower than the performance quoted above. Total returns for the Corporation as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following month-end.

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Corporation’s prospectus.
*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within theperiod are taken in additional shares.
***	The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of alldistributions. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase ofshares, and the S&P 500 excludes the effect of taxes, fees and sales charges. The Lipper Closed-End Growth & Income Funds Averagemeasures the performance of closed-end mutual funds with objectives similar to the Corporation. The S&P 500 measures the performanceof 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.
†	Preferred Stockholders were paid dividends totaling $1.875 per share.
††	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains.
†††	Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 2004.
ø	Current yield, representing the annualized yield for the 30-day period ended September 30, 2004, has been computed in accordancewith SEC regulations and will vary.

2

Tri-Continental Corporation

Largest Portfolio Changes (unaudited)
July 1, 2004 to September 30, 2004

Largest Purchases	Largest Sales
Abbott Laboratories*	Autodesk, Inc.**
Waste Management, Inc.*	Electronic Arts Inc.**
Kroger Company (The)*	International Game Technology**
QUALCOMM Inc.*	Merck & Co. Inc.*
Coca-Cola Company (The)	Medtronic, Inc.**
SBC Communications Inc.*	Oracle Corporation
Andrx Corp.*	Teva Pharmaceutical Industries Ltd. (ADR)**
Colgate-Palmolive Company*	Citigroup Inc.
Computer Associates International, Inc.	Merrill Lynch & Co. Inc.
Tiffany & Co.	Biogen Idec Inc.**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10 Largest Equity Holdings (unaudited)
September 30, 2004
		Percent of
Security	Value	Net Investment Assets

General Electric Company	$89,986,005	3.9
Microsoft Corporation	74,197,964	3.2
Exxon Mobil Corporation	74,033,102	3.2
Citigroup Inc.	63,684,132	2.7
Pfizer Inc.	58,600,163	2.5
American International Group, Inc.	47,912,553	2.1
Altria Group, Inc.	46,498,099	2.0
International Business Machines
Corporation	42,871,715	1.8
Wal-Mart Stores, Inc.	41,060,824	1.8
Novartis (ADR)	39,739,505	1.7

3

Tri-Continental Corporation
Portfolio of Investments (unaudited)	September 30, 2004

	Shares	Value

COMMON STOCKS 96.3%
AEROSPACE AND
DEFENSE 2.1%
General Dynamics Corporation	261,000	$26,648,100
L-3 Communications
Holdings, Inc.*	338,100	22,652,700

		49,300,800

AUTO COMPONENTS 0.9%
Lear Corp.	379,400	20,658,330

BEVERAGES 2.7%
Coca-Cola Company (The)	793,300	31,771,665
PepsiCo, Inc.	610,200	29,686,230

		61,457,895

BIOTECHNOLOGY 1.4%
Amgen Inc.*	289,100	16,419,435
Gilead Sciences, Inc.*	185,800	6,944,275
MedImmune, Inc.*	405,700	9,609,004

		32,972,714

BUILDING PRODUCTS 0.8%
Masco Corporation	514,100	17,751,873

CAPITAL MARKETS 2.1%
Bank of New York Company, Inc. (The)	566,100	16,513,137

Goldman Sachs Group, Inc. (The)	107,100	9,986,004
Merrill Lynch & Co. Inc.	218,600	10,868,792
Morgan Stanley	247,370	12,195,341

		49,563,274

CHEMICALS 2.1%
Dow Chemical Co. (The)	446,100	20,154,798
Praxair, Inc.	675,600	28,875,144

		49,029,942

COMMERCIAL BANKS 3.5%
Bank of America Corporation	417,040	18,070,343
U.S. Bancorp	835,630	24,149,707
Wachovia Corporation	536,463	25,186,938
Wells Fargo & Company	209,800	12,510,374

		79,917,362

COMMERCIAL SERVICES
AND SUPPLIES 1.7%
ServiceMaster Company (The)	1,838,600	23,644,396
Waste Management, Inc.	556,600	15,217,444

		38,861,840

COMMUNICATIONS
EQUIPMENT 2.7%
Andrew Corporation*	1,602,600	19,607,811
Cisco Systems, Inc.*	1,569,780	28,342,378
QUALCOMM Inc.	363,400	14,185,319

		62,135,508

COMPUTERS AND
PERIPHERALS 4.8%
Dell Inc.*	891,960	31,709,178
EMC Corporation*	2,086,000	24,072,440
Hewlett-Packard Company	710,130	13,314,937
International Business
Machines Corporation	500,020	42,871,715

		111,968,270

CONSUMER FINANCE 1.8%
American Express Company	296,330	15,249,142
Capital One Financial Corporation	128,900	9,525,710
MBNA Corporation	651,500	16,417,800

		41,192,652

DIVERSIFIED FINANCIAL
SERVICES 3.8%
Citigroup Inc.	1,443,430	63,684,132
J.P. Morgan Chase & Co.	616,500	24,493,545

		88,177,677

DIVERSIFIED
TELECOMMUNICATION
SERVICES 2.0%
SBC Communications Inc.	371,500	9,640,425
Verizon Communications Inc.	948,800	37,363,744

		47,004,169

ELECTRONIC EQUIPMENT
AND INSTRUMENTS 0.5%
Jabil Circuit, Inc.*	530,040	12,190,920

ENERGY EQUIPMENT
AND SERVICES 0.8%
Noble Corporation*	186,300	8,374,185
Rowan Companies, Inc.*	384,900	10,161,360

		18,535,545

FOOD AND STAPLE
RETAILING 2.8%
Kroger Company (The)*	966,700	15,003,184
Sysco Corporation	305,000	9,125,600
Wal-Mart Stores, Inc.	771,820	41,060,824

		65,189,608

See footnotes on page 6.
4

Tri-Continental Corporation
Portfolio of Investments (unaudited)	September 30, 2004

	Shares	Value

FOOD PRODUCTS 0.7%
Dean Foods Company*	565,100	$16,964,302

HEALTH CARE PROVIDERS
AND SERVICES 2.1%
Aetna Inc.	236,200	23,603,466
Andrx Corp.*	452,800	10,113,288
Anthem, Inc.*	84,400	7,363,900
Laboratory Corporation
of America Holdings*	161,900	7,078,268

		48,158,922

HOTELS, RESTAURANTS
AND LEISURE 1.9%
Carnival Corporation	629,500	29,769,055
Marriott International,
Inc. Class “A”	292,400	15,193,104

		44,962,159

HOUSEHOLD
DURABLES 0.4%
Pulte Homes, Inc.	156,100	9,579,857

HOUSEHOLD
PRODUCTS 1.7%
Colgate-Palmolive Company	179,100	8,091,738
Procter & Gamble
Company (The)	582,112	31,503,901

		39,595,639

INDEX DERIVATIVES 0.8%
SPDR Trust, Series 1	158,800	17,747,488

INDUSTRIAL
CONGLOMERATES 5.6%
General Electric Company	2,679,750	89,986,005
Tyco International Ltd.	1,281,040	39,276,686

		129,262,691

INSURANCE 5.2%
American International
Group, Inc.	704,700	47,912,553
Hartford Financial Services
Group, Inc.	212,400	13,153,932
PartnerRe Ltd.	219,700	12,015,393
Prudential Financial, Inc.	782,400	36,804,096
XL Capital Ltd. Class “A”	149,700	11,076,303

		120,962,277

INTERNET AND
CATALOG RETAIL 0.6%
eBay Inc.*	147,560	13,570,355

MACHINERY 2.0%
Deere & Company	259,000	16,718,450
Illinois Tool Works Inc.	318,980	29,719,367

		46,437,817

MEDIA 3.1%
Clear Channel
Communications, Inc.	545,200	16,993,884
Time Warner Inc.*	1,727,000	27,873,780
Tribune Company	347,700	14,307,855
Univision Communications
Inc. Class “A”*	373,300	11,800,013

		70,975,532

METALS AND MINING 0.7%
Freeport-McMoRan Copper
& Gold, Inc. Class “B”	381,600	15,454,800

MULTI-LINE RETAIL 0.7%
Target Corp.	372,300	16,846,575

MULTI-UTILITIES AND
UNREGULATED POWER 0.9%
Dominion Resources, Inc.	72,600	4,737,150
Duke Energy Corporation	744,700	17,046,183

		21,783,333

OIL AND GAS 7.8%
BP p.l.c. (ADR)
(United Kingdom)	219,800	12,645,094
ChevronTexaco Corporation	504,200	27,045,288
ConocoPhillips	399,403	33,090,539
Exxon Mobil Corporation	1,531,825	74,033,102
Noble Energy, Inc.	294,680	17,162,163
Occidental Petroleum
Corporation	304,200	7,013,906

		180,990,092

PAPER AND FOREST
PRODUCTS 0.5%
Weyerhaeuser Company	189,020	12,566,050

PHARMACEUTICALS 8.1%
Abbott Laboratories	586,900	24,861,084
Forest Laboratories, Inc.*	209,500	9,423,310
Johnson & Johnson	541,263	30,489,345
Novartis (ADR) (Switzerland)	851,500	39,739,505
Pfizer Inc.	1,915,038	58,600,163
Watson Pharmaceuticals, Inc.*	332,500	9,795,450
Wyeth	414,300	15,494,820

		188,403,677

See footnotes on page 6.
		5

Tri-Continental Corporation
Portfolio of Investments (unaudited)	September 30, 2004

	Shares	Value

REAL ESTATE 0.8%
Apartment Investment &
Management Company
Class “A”	501,600	$17,445,648

SEMICONDUCTORS
AND SEMICONDUCTOR
EQUIPMENT 1.7%
Intel Corporation	1,177,590	23,598,904
Taiwan Semiconductor
Manufacturing Company
Ltd. (ADR) (Taiwan)	2,136,501	15,254,617

		38,853,521

SOFTWARE 6.4%
Computer Associates
International, Inc.	1,177,900	30,978,770
Microsoft Corporation	2,683,956	74,197,964
Oracle Corporation*	561,100	6,337,624
Symantec Corporation*	571,900	31,417,326
Synopsys, Inc.*	366,900	5,791,517

		148,723,201

SPECIALTY RETAIL 2.0%
Advance Auto Parts, Inc.*	247,700	8,520,880
Michaels Stores, Inc.	461,700	27,337,257
Tiffany & Co.	327,600	10,070,424

		45,928,561

THRIFTS AND MORTGAGE
FINANCE 1.9%
Fannie Mae	257,500	16,325,500
Freddie Mac	223,700	14,594,188
Radian Group Inc.	285,800	13,212,534

		44,132,222

TOBACCO 2.0%
Altria Group, Inc.	988,480	46,498,099

WIRELESS
TELECOMMUNICATION
SERVICES 2.2%
American Tower
Corporation Class “A”*	1,624,000	24,928,400
Crown Castle
International Corp.*	1,754,900	26,112,912

		51,041,312

	Principal Amount

TOTAL COMMON STOCKS		2,232,792,509
(Cost $2,076,587,617)

TRI-CONTINENTAL FINANCIAL
DIVISION 0.2%
WCAS Capital Partners II, L.P.†	$4,727,686	2,566,803

Whitney Subordinated Debt Fund, L.P.†	2,464,665	1,177,949

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION
(Cost $7,192,351)		3,744,752

FIXED TIME DEPOSITS 2.6%
Rabobank Nederland,
1.87%, 10/1/04
(Cost $61,432,000)	61,432,000	61,432,000

TOTAL INVESTMENTS

(Cost $2,145,211,968**) 99.1%		2,297,969,261

OTHER ASSETS
LESS LIABILITIES 0.9%		20,000,041

NET INVESTMENT
ASSETS 100.0%		$2,317,969,302

*		Non-income producing security.
**		The cost of investments for federal income tax purposes was$2,146,638,222. The tax basis gross unrealized appreciation anddepreciation of portfolio securities were $255,190,615 and$103,859,576, respectively.
†		Restricted security.
ADR	-	American Depositary Receipt

Security Valuation - Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient. Please consult Tri-Continental’s prospectus for the terms and conditions of these services.

Automatic Dividend Investment and Cash Purchase Plan.   Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with dividends and capital gains. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan.   Stockholders who hold common shares with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation.

Traditional Individual Retirement Account (IRA).   Stockholders who have earned income and are under age 70 1 / 2 may contribute up to $3,000 per year to a Traditional IRA for 2004. A working or non-working spouse may also contribute up to $3,000 to a separate Traditional IRA for 2004. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2004 is less than $45,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $65,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA.   You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA.   You (and a working or non-working spouse) may each make an after-tax contribution of up to $3,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $3,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditonal IRA of up to $500 (increasing to $1,000 for years beginning after 2005). Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1 / 2 , for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike

Tri-Continental Corporation

Stockholder Services (continued)

a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1 / 2 (if you have earned income), and you are not required to take minimum distributions at age 70 1 / 2 . You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans.   Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $41,000 per participant. For retirement plan purposes, no more than $205,000 may be taken into account as earned income under the plan in 2004. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

Stock Repurchase Program.   On November 20, 2003, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 5.0% of the Corporation’s shares over a 12-month period, provided that the discount of a share’s market price to its net asset value (“NAV”) remains greater than 10%. The stock repurchase plan seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of outstanding shares, reduce the dilutive impact on Stockholders who do not take capital gains distributions in additional shares, and increase the liquidity of Tri-Continental’s common stock.

     Between November 20, 2003 and September 30, 2004, 5.2 million shares were repurchased. This is approximately 4.4% of the shares outstanding at the beginning of the period. The repurchase of additional shares is expected to continue through November 2004, as long as the discount remains above 10%.

Tri-Continental Corporation

Board of Directors

Robert B. Catell (2,3)
Chairman, Chief Executive Officer and Director
   KeySpan Corporation

John R. Galvin (1,3)
Dean Emeritus, Fletcher School of Law and
    Diplomacy at Tufts University

Alice S. Ilchman (2,3)
President Emerita, Sarah Lawrence College
Director, Jeannette K. Watson Summer Fellowship
Trustee, Committee for Economic Development

Frank A. McPherson (2,3)
Retired Chairman of the Board and Chief Executive
    Officer, Kerr-McGee Corporation
Director, ConocoPhillips
Director, Integris Health

John E. Merow (1,3)
Retired Chairman and Senior Partner,
     Sullivan & Cromwell LLP
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital

Betsy S. Michel (1,3)
Trustee, The Geraldine R. Dodge Foundation

William C. Morris
Chairman, J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.

Leroy C. Richie (1,3)
Chairman and Chief Executive Officer,
    Q Standards Worldwide, Inc.
Director, Kerr-McGee Corporation

Robert L. Shafer (2,3)
Retired Vice President, Pfizer Inc.

James N. Whitson (1,3)
Retired Executive Vice President and Chief Operating
    Officer, Sammons Enterprises, Inc.
Director, CommScope, Inc.

Brian T. Zino
Director and President,
   J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Member:	(1) Audit Committee
(2) Director Nominating Committee
(3) Board Operations Committee

Tri-Continental Corporation

Executive Officers

William C. Morris	Charles W. Kadlec
Chairman	Vice President
Brian T. Zino	Thomas G. Rose
President and Chief Executive Officer	Vice President
John B. Cunningham	Lawrence P. Vogel
Vice President	Vice President and Treasurer
Eleanor T. Hoagland	Frank J. Nasta
Vice President	Secretary

For More Information

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017	Important Telephone Numbers
	(800) TRI-1092	Stockholder Services
	(800) 445-1777	Retirement Plan Services
	(212) 682-7600	Outside the United States
	(800) 622-4597	24-Hour Automated Telephone Access Service

Proxy Voting

A description of the policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available to Stockholders (i) without charge, upon request, by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

J. & W. SELIGMAN & CO.
INCORPORATED
INVESTMENT MANAGERS AND ADVISORS
ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

This report is intended only for the information of Stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

CETRI3c 9/04